Accumulated Other Comprehensive Loss - Schedule of Accumulated Other Comprehensive income (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Currency translation adjustments	$ (234,075)	$ (149,148)
Remeasurement of retirement benefit obligations	1,726	7,803
Gain / (loss) on cash flow hedge	2,420	(2,161)
Total	$ (229,929)	$ (143,506)